Exhibit 10.37

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Senior Revolving Credit Agreement dated as of November 18, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among BUMBLE BEE FOODS, LLC, a Delaware limited liability company (the “U.S. Borrower”), CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, successor by amalgamation with 3231021 NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the “Canadian Borrower” together with U.S. Borrower hereinafter referred to each individually as “Borrower” and individually and collectively as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and United States administrative agent for the Lenders (“U.S. Agent”) and WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as arranger and Canadian administrative agent for the Lenders (“Canadian Agent,” together with U.S. Agent, the “Agents”). The undersigned Guarantors each hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any Material Contract or undertaking to which it is a party or by which any of its properties may be bound or affected except to the extent that any such contravention could individually or in the aggregate reasonably be expected to have a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in that certain Amendment Number One to Credit Agreement dated as of December 18, 2008 by and among Borrowers, the Agents and the Lenders (the “Amendment”); (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under any Loan Documents to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect after giving effect to the Amendment; (e) acknowledges, confirms and agrees that U.S. Agent, for itself and for the benefit of the Agents and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in substantially all of the assets of such Guarantor (subject only to Permitted Liens), granted to U.S. Agent, for itself and the benefit of the Agents and the Lenders, pursuant to the Loan Documents or otherwise granted to or held by U.S. Agent, for itself and the benefit of the Agents and the Lenders; and (f) acknowledges, confirms and agrees that (i) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and the Lenders thereto by such Guarantor, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Guarantor contained in such documents and in the Amendment constitute the legal, valid and binding obligations of such Guarantor and guaranteed indebtedness of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and as of the date hereof the Borrowers have no valid defense to the enforcement of the Obligations, and (iii) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

STINSON SEAFOOD (2001), INC.,
a Delaware corporation

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

BUMBLE BEE HOLDINGS, INC., formerly known as Castleberry’s Food Company, a Georgia corporation

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

BB ACQUISITION (PR), a Delaware limited partnership

By:	Bumble Bee International (PR), Inc.
its General Partner

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

BPM SERVICIOS, S.A. DE C.V., a Mexican corporation

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

BRUNSWICK PESCADOS & MARISCOS, S.A. DE C.V., a Mexican corporation

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

CLOVER LEAF HOLDINGS COMPANY, a Nova Scotia unlimited company

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

6162410 CANADA LIMITED a corporation formed under the federal laws of Canada

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO

K.C.R. FISHERIES LTD., a corporation formed under the laws of New Brunswick

By:	/s/ Kent McNeil
Name:	Kent McNeil
Title:	Executive Vice President and CFO